UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004



                                VSB Bancorp, Inc.
             (Exact Name of Registrant as specified in its charter)

          New York                  0-50237                    11-3680128
----------------------------     ---------------             -------------------
(State or other jurisdiction     Commission File               IRS Employer
 of incorporation)                   Number                  Identification No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal executive offices (Zip/Postal Code)



Registrant's telephone number: 718-979-1100

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On January 28, 2004, we announced a four for three stock split with a record date of February 17, 2004 and a mailing date of March 8, 2004. A copy of the news release announcing the stock split is attached as Exhibit 99.1.

Item 7. Exhibits

99.1  News release announcing stock split.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004


                                          VSB Bancorp, Inc.

                                          By: /s/ Raffaele Branca
                                              ----------------------------------
                                              Raffaele Branca
                                              Executive Vice President and CFO

INDEX TO EXHIBITS


Exhibit No.       Description

99.1              Press release.